JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock of Portland Brewing Company, an Oregon corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.



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1 - JOINT FILING AGREEMENT

                                    Signature

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 6th day of December 1999.

                                           Harmer Mill & Logging Supply Co.
/s/ R.M. MacTarnahan
------------------------------------
Robert Malcolm MacTarnahan                 By: /s/ R. Scott MacTarnahan
                                              ----------------------------------
                                              Robert Scott MacTarnahan, Vice
                                              President
/s/ R. Scott MacTarnahan
------------------------------------
Robert Scott MacTarnahan                   MacTarnahan Family Trust


                                           By: /s/ R.M. MacTarnahan
                                              ----------------------------------
                                              Robert M. MacTarnahan, Trustee

MacTarnahan Limited Partnership            Black Lake Investments

By: Harmer Mill & Logging Supply Co.
                                           /s/ R.M. MacTarnahan
    By: /s/ R. Scott MacTarnahan           -------------------------------------
   ---------------------------------       Robert Malcolm MacTarnahan, Partner
   Robert Scott MacTarnahan,
   Vice President
                                           /s/ R. Scott MacTarnahan
                                           -------------------------------------
                                           Robert Scott MacTarnahan, Partner
/s/ C.A. Adams
------------------------------------
Charles Anthony Adams

Electra Partners, Inc.                      Charles A. Adams Family Trust

By: /s/ C.A. Adams                          By: /s/ C.A. Adams
   ---------------------------------           ---------------------------------
   Charles Anthony Adams, President            Charles Anthony Adams, Trustee



2 - JOINT FILING AGREEMENT